NETSTREIT Corp Achieves BBB- Credit Rating From Fitch Ratings

DALLAS--(BUSINESS WIRE)-- NETSTREIT Corp. (NYSE: NTST) (the “Company”) today announced that Fitch Ratings (“Fitch”) has assigned the Company a BBB- issuer rating with a stable outlook.

According to Fitch’s press release, the BBB- issuer rating reflects the Company’s solid property portfolio and stable operating performance as demonstrated by resilient pandemic-era performance, with occupancy over 99%. In addition, Fitch noted the Company’s solid unit-level rent coverage, minimal credit losses relative to peers, well staggered debt maturities, and a liquidity profile that provides significant flexibility.

“This recognition is a significant achievement for NETSTREIT that affirms our commitment to a conservatively managed balance sheet and low leverage profile, which the Company has consistently maintained since our IPO over five years ago,” said Daniel Donlan, Chief Financial Officer. “Given this inaugural investment grade rating, the Company can now recognize substantial interest expense savings across our revolving credit and term loan facilities as well as more efficiently access certain debt markets.”

About NETSTREIT Corp.

NETSTREIT Corp. is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e-commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country with the goal of generating consistent cash flows and dividends for its investors.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning the impact of our credit rating. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this press release may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2025 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation and interest. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investor Relations
ir@netstreit.com
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